Inventory	9 Months Ended
Sep. 30, 2022
Inventory
Inventory

10.Inventory

	As at
	September 30,	December 31,
(in EUR 000)	2022	2021
Work in progress	286	83
Finished goods	308	263
Total Inventory	594	346

The increase in inventory is due to increasing activities. For the period ended September 30, 2022 and the year ended December 31, 2021 the Company did not recognize any expenses for inventory write-offs since the inventory level as per period end respectively year end is expected to be sold in the foreseeable future.